DETERMINATION OF FAIR VALUES	12 Months Ended
Dec. 31, 2024
DETERMINATION OF FAIR VALUES
DETERMINATION OF FAIR VALUES

3. DETERMINATION OF FAIR VALUES

A number of the Company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability. The Company is required to classify fair value measurements using a hierarchy that reflects the significance of the inputs used in making the measurements.

The fair value hierarchy is as follows:

■	Level 1 – quoted prices in active markets for identical assets or liabilities;

■	Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; and,

■	Level 3 – inputs for the asset or liability that are not based on observable market data.

Cash and cash equivalents have been measured using level 1 inputs.

The fair value of cash and cash equivalents, due from related parties, trade and other payables, accrued interest payable, convertible notes, and due to related parties approximates their carrying value due to their short term to maturity.

The fair values of stock options and Price Appreciation Certificates are measured using the Black-Scholes pricing model. Measurement inputs include share price on measurement date, exercise price of the instrument, expected forfeiture rate (based on historic forfeitures), expected volatility (based on weighted average historic volatility adjusted for changes expected due to publicly available information), weighted average expected life of the instruments (based on historical experience and general option holder behavior), expected dividends, and the risk-free interest rate.